UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 9, 2008

Claire's Stores, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Florida	333-148108	59-0940416
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

3 S.W. 129th Avenue, Pembroke Pines, Florida		33027
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	954-433-3900

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On September 9, 2008, the board of directors and stockholders of Claire's Inc. ("Parent"), the parent of Claire's Stores, Inc. adopted an amendment to Parent's Amended and Restated Stock Incentive Plan to increase the number of shares available for issuance to 8,200,000 shares. The amendment is attached as Exhibit 10.1 to this Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.
Not applicable
(b) Pro Forma Financial Information.
Not applicable
(c) Exhibits.
Exhibit 10.1—First Amendment to the Claire's Inc. Amended and Restated Stock
Incentive Plan

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Claire's Stores, Inc.

September 12, 2008	By:	/s/ J. Per Brodin

Name: J. Per Brodin
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

10.1	First Amendment to the Claire's Inc. Amended and Restated Stock Incentive Plan